UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2007
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 16, 2007, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a press release announcing an update to the previously issued forecast for the Company’s 2006 earnings. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated January 16, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.

By:	/s/ Scott Keys

Scott Keys
Executive Vice President
and Chief Financial Officer
     Date: January 16, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated January 16, 2007.